Exhibit 99.1

Cognition Therapeutics Completes Type C Meeting with FDA for
Zervimesine (CT1812) in Dementia with Lewy Bodies

PURCHASE, NY – January 27, 2026 – Cognition Therapeutics, Inc., (the Company or Cognition) (NASDAQ: CGTX), a clinical stage company developing drugs that treat neurodegenerative disorders, conducted a Type C meeting with the U.S. Food and Drug Administration (FDA) on January 21, 2026. The objective of this meeting was to review plans for the proposed Phase 2b study of zervimesine in dementia with Lewy bodies (DLB), a disease with no FDA-approved therapies.

“We had a productive meeting with the FDA, during which we discussed clinically meaningful endpoints for the next Phase 2b study of mild-to-moderate DLB,” stated Anthony O. Caggiano, MD, PhD, Cognition’s chief medical officer. “We look forward to receiving meeting minutes later this quarter and continuing our dialogue with the FDA to advance clinical development in DLB.”

About Zervimesine (CT1812)
Zervimesine (CT1812) is an investigational, oral, once-daily pill in development for the treatment of CNS diseases such as Alzheimer’s disease and dementia with Lewy bodies (DLB). While these diseases have different symptoms, both are associated with the buildup of certain proteins in the brain – Aβ and ɑ-synuclein. As these proteins bind to receptors on the surface of neurons, they can damage and ultimately destroy the neurons. This results in a progressive loss in a person’s ability to learn, recall memories, move efficiently, or communicate. These diseases progress relentlessly and ultimately result in death. Zervimesine has been shown to interrupt the toxic effects of Aβ and ɑ-synuclein, which may slow progression of disease and improve the lives of those suffering from Alzheimer’s and DLB. Zervimesine has been generally well tolerated in clinical studies to date.

The USAN Council has adopted zervimesine as the United States Adopted Name (USAN) for CT1812.

About Cognition Therapeutics, Inc.

Cognition Therapeutics, Inc., is a clinical-stage biopharmaceutical company discovering and developing innovative, small molecule therapeutics targeting age-related degenerative disorders of the central nervous system. We recently completed Phase 2 studies of our lead candidate, zervimesine (CT1812) in dementia with Lewy bodies (DLB), mild-to-moderate Alzheimer’s disease and geographic atrophy secondary to dry AMD. The Phase 2 START study (NCT05531656) in early Alzheimer’s disease is ongoing with $81 million in grant support from the National Institute of Aging (NIA) at the National Institutes of Health. We believe zervimesine can regulate pathways that are impaired in these diseases though its interaction with the sigma-2 receptor, a mechanism that is functionally distinct from other approaches for the treatment of degenerative diseases. More about Cognition Therapeutics and our pipeline can be found at https://cogrx.com.

Cognition Therapeutics, Inc.

www.cogrx.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this press release or made during the conference, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding our product candidates, including zervimesine (CT1812), our clinical studies of zervimesine, analyses of the results from clinical studies and any expected or implied clinical benefits, expectations regarding our clinical development plans for zervimesine, including statements regarding our Type C meeting and the design of future clinical trials of zervimesine in DLB are forward-looking statements. These statements, including statements relating to the timing and expected results of our clinical trials involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition; our ability to secure new (and retain existing) grant funding; our ability to grow and manage growth, maintain relationships with suppliers and retain our management and key employees; our ability to successfully advance our current and future product candidates through development activities, preclinical studies and clinical trials and costs related thereto; uncertainties inherent in the results of preliminary data, pre-clinical studies and earlier-stage clinical trials being predictive of the results of early or later-stage clinical trials; the timing, scope and likelihood of regulatory filings and approvals, including regulatory approval of our product candidates; changes in applicable laws or regulations; the possibility that we may be adversely affected by other economic, business or competitive factors, including ongoing economic uncertainty; our estimates of expenses and profitability; the evolution of the markets in which we compete; our ability to implement our strategic initiatives and continue to innovate our existing products; our ability to defend our intellectual property; the impacts of ongoing global and regional conflicts on our business, supply chain and labor force; and the risks and uncertainties described more fully in the “Risk Factors” section of our annual and quarterly reports filed with the Securities & Exchange Commission and are available at www.sec.gov. These risks are not exhaustive and we face both known and unknown risks. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Contact Information: Cognition Therapeutics, Inc. info@cogrx.com	Mike Moyer (investors) LifeSci Advisors mmoyer@lifesciadvisors.com

Cognition Therapeutics, Inc.

www.cogrx.com